The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-212-834-4154 (collect call) or by emailing Randall Outlaw at randall.outlaw@jpmorgan.com.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

This free writing prospectus is being delivered to you solely to provide you with information about the offering of the asset-backed securities referred to in this free writing prospectus and to solicit an indication of your interest in purchasing such securities, when, as and if issued. Any such indication of interest will not constitute a contractual commitment by you to purchase any of the securities.

THE INFORMATION CONTAINED IN THIS COMMUNICATION IS SUBJECT TO CHANGE, COMPLETION OR AMENDMENT FROM TIME TO TIME. YOU SHOULD CONSULT YOUR OWN COUNSEL, ACCOUNTANT AND OTHER ADVISORS AS TO THE LEGAL, TAX, BUSINESS, FINANCIAL AND RELATED ASPECTS OF A PURCHASE OF THESE SECURITIES.

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Copyright 2005 JPMorgan Chase & Co. – All rights reserved. J.P. Morgan Securities Inc. (JPMSI), member NYSE and SIPC. JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Clients should contact analysts and execute transactions through a JPMorgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.

	Stated Doc Strats	Investment Property Strats	2-4 Family Strats	MH Strats
Total Balance	451,752,985	47,935,546	88,530,803	14,283,348
Average Balance	261,280	193,288	276,659	134,749
Loan Count	1,729	248	320	106
WA Coupon	7.021%	7.656%	7.049%	7.475%

Orig Term	358	359	358	356
Rem Term	355	356	356	351
Seasoning	3	3	3	4

1st Lien %	98.20%	99.95%	98.52%	100.00%
2nd Lien %	1.80%	0.05%	1.48%	0.00%
FRM %	19.21%	18.54%	28.25%	44.50%
ARM %	80.79%	81.46%	71.75%	55.50%
Balloon %	5.77%	1.31%	8.19%	0.00%
IO %	32.29%	2.33%	13.69%	0.00%
WA CLTV	77.20%	80.41%	76.89%	77.26%
WA FICO	642	670	648	655
WA DTI	40.93%	39.45%	41.99%	41.42%

Loan Purpose
Purchase	27.14%	33.35%	23.80%	16.70%
Cash-out Refinance	68.41%	64.06%	71.78%	73.97%
Rate/Term Refinance	4.45%	2.59%	4.42%	9.32%

Documentation
Full	0.00%	35.67%	35.54%	97.86%
Reduced/Limited	0.00%	2.46%	0.00%	2.14%
Stated	100.00%	61.87%	63.31%	0.00%
NA/NI	0.00%	0.00%	0.53%	0.00%

Occupancy
Primary	91.07%	0.00%	78.69%	96.54%
Secondary	2.36%	0.00%	0.00%	3.46%
Non-owner	6.57%	100.00%	21.31%	0.00%

Property Type
SingleFamily	71.48%	44.92%	0.00%	0.00%
MH	0.00%	0.00%	0.00%	100.00%

Top 3 States
First	CA(39%)	CA(23%)	NY(34%)	CA(41%)
Second	NY(11%)	FL(11%)	CA(19%)	WA(11%)
Third	FL(11%)	MA(10%)	MA(18%)	MI(6%)

ARM Characteristics
Margin	5.262%	5.599%	5.303%	5.090%
Minimum Rate	7.021%	7.776%	7.103%	7.457%
Life Cap	13.035%	13.803%	13.143%	13.457%
Periodic Rate Cap	1.001%	1.000%	1.000%	1.000%
		Top Five Cities	Prop Type Breakdown	Top Five Cities
		LOS ANGELES (5.39%)	2F (70.29%)	ANACORTES (3.36%)
		BROOKLYN (2.02%)	3F (16.69%)	REDWOOD VALLEY (2.79%)
		CHICAGO (1.95%)	4F (13.01%)	HEMET (2.64%)
		STATEN ISLAND (1.50%)		PAHRUMP (2.40%)
		ROXBURY (1.50%)		AREA OF HEMET (2.39%)

		Top Five Zip Codes		Top Five Zip Codes
		90064 (2.25%)		92544 (5.03%)
		02119 (1.50%)		98221(3.36%)
		02113 (1.46%)		95470 (2.79%)
		90037 (1.45%)		89048 (2.40%)
		33785 (1.20%)		92371 (2.36%)